EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (18 U.S.C. ss.1350, as adopted)

         In connection with the Quarterly Report of DG Liquidation Inc.'s (the "Company") on Form 10-Q for the period ending April 30, 2000, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Harold Blumenkrantz, President and Chief Executive Officer of the Company and Gerald Koblin, Secretary, Treasurer and Chief Financial and Accounting Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted),

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2004                          /s/ Harold Blumenkrantz
                                              ----------------------------------
                                              Harold Blumenkrantz, President and
                                              Chief Executive Officer

Dated: July 14, 2004                          /s/             Gerald
                                              ----------------------------------
                                              Koblin
                                              Gerald Koblin, Secretary,
                                              Treasurer and Chief Financial and
                                              Accounting Officer